Joseph S. Compofelice
                                                           (713) 423-3303


                                                                   EXHIBIT  99.1






FOR IMMEDIATE RELEASE


              NL INDUSTRIES, INC. ANNOUNCES SECOND QUARTER DIVIDEND


Houston, Texas May 8, 1996 -- NL Industries, Inc. (NYSE:NL) announced that its Board of Directors has declared its regular dividend of ten cents per share on its common stock, payable June 28, 1996 to shareholders of record June 14, 1996.


NL Industries is a major international producer of titanium dioxide pigments and specialty chemicals.



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